INVESTOR PRESENTATION JANUARY 2020 NASDAQ: EYPT Exhibit 99.1

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. This presentation is intended for communication for investors only. Nothing in this presentation should be construed as promoting the use of YUTIQ®, DEXYCU® or other product candidates. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expected financial results for the fourth quarter and full fiscal year ended December 31, 2019 and longer-term financial and business goals, are forward-looking statements. Our preliminary fourth quarter and full year 2019 revenue results are preliminary and subject to adjustment in the ongoing review procedures by our independent registered public accounting firm. In addition, any financial projections and other estimates contained herein are forward-looking statements with respect to the anticipated performance of the Company. Such financial projections and estimates are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the regulatory approval and successful release of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; potential off-label sales of ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye; consequences of fluocinolone acetonide side effects for YUTIQ; consequences of dexamethasone side effects for DEXYCU; successful commercialization of, and receipt of revenues from, ILUVIEN for diabetic macular edema, or DME; Alimera’s ability to obtain additional marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; Alimera’s ability to commercialize ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye in the territories in which Alimera is licensed to do so; declines in Retisert royalties; our ability to market and sell products; the success of current and future license agreements; termination or breach of current license agreements; our dependence on contract research organizations, contract sales organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. FORWARD LOOKING

AN EMERGING LEADER IN OPHTHALMOLOGY Transitioned into commercial growth company with the launches of YUTIQ® and DEXYCU® in Q1 2019 Veteran executive team with deep experience in commercial product launches and clinical development Strategic focus to become go-to partner for commercialization in ophthalmology Pipeline focused on innovative therapies improving standard of care in areas of unmet need, including wet AMD Focused on organic and inorganic product growth leveraging proprietary technologies and select product acquisition to build top-line revenue and expand pipeline Chronic non-infectious uveitis affecting the posterior segment of the eye Postoperative inflammation following ocular surgery

PRODUCT PIPELINE

EYEPOINT PHARMACEUTICALS

Program	Preclin.	Phase 1	Phase 2	Phase 3	Commercial	Rights
DEXYCU® post-operative inflammation	Launched/J-Code In-Place					WW
YUTIQ® three-year treatment for chronic non-infectious uveitis affecting the posterior segment	Launched/J-Code In-Place					U.S.[(1)]
YUTIQ® 50 (sNDA) 6-month treatment for chronic non-infectious uveitis affecting the posterior segment	~45 patient 6-month study planned					WW
EYP-1901 - TKI Durasert™ 6-month wet AMD treatment	IND enabling studies					WW

[1] Alimera Sciences, Inc. owns worldwide rights to ILUVIEN® for DME and rights for YUTIQ® for non-infectious posterior uveitis in the EMEA with a royalty payable to Eyepoint.

CONFIDENTIAL & PROPRIETARY 4

PROPRIETARY OCULAR DELIVERY TECHNOLOGIES

EyePoint PHARMACEUTICALS

Durasert™ and Verisome™: Proven, FDA Approved Technologies

Durasert™	Verisome™
Ocular insert for long-term delivery of small molecules	**Microsphere suspension short-term delivery of small and potentially large molecules**

Durasert™ – Approved products:

- YUTIQ® (2018, EyePoint)
- ILUVIEN® (2012, Alimera) - *DME*
- RETISERT ® (2005, B&L) – *Uveitis*
- VITRASERT® (1996, B&L) -*CMV retinitis*

Verisome™ – Approved products:

- DEXYCU® (2019, EyePoint)

CONFIDENTIAL & PROPRIETARY 5

2019: A TRANSFORMATIONAL YEAR YUTIQ® 50 (6-month) regulatory pathway reviewed with FDA with approval pathway clarified EYP-1901 – Durasert™ TKI for wet-AMD advanced into IND enabling studies Durasert™ and Verisome™ technologies positioned for partnering and organic pipeline growth YUTIQ® partnered in China Management team strengthened with commercial and development expertise DEXYCU® Launched March 12, 2019 Jan Feb Mar Apr 2019 YUTIQ® Launched February 4, 2019

TWO COMMERCIAL PRODUCTS LAUNCHED IN 2019 Postoperative inflammation following ocular surgery Chronic non-infectious uveitis affecting the posterior segment of the eye 33 dedicated KAMs targeting high-volume ambulatory surgical centers (ASCs) Permanent and specific J-Code with minimal reimbursement issues 12 dedicated KAMs targeting uveitis specialists – increasing to 18 in 2020 Permanent and specific J-Code effective as of October 1, 2019

DEXYCU® - Significant Market Opportunity ~$2B

U.S. Cataract Surgery Very Large and Growing

Step 1

Diseased lens is removed


Cornea
Iris
Incision

Step 2

Intraocular lens is inserted


Lens implant

Step 3

Intraocular lens is positioned


New lens

- Steroids typically needed to prevent post-operative inflammation



3.8 Million*

Cataract Surgeries in 2018

- 8% annual growth rate in the U.S.
- Most performed surgery in the U.S.

✔ **Baby boomers; longer life expectancy with greater access to healthcare**

✔ **Improvements in technology**

✔ **Improved outcomes**

* Based upon company estimates for 2018.

Source: imaged from the American Optometric Association.

CONFIDENTIAL & PROPRIETARY 8

Post-cataract Treatment Regimen Requires Multiple Daily Eyedrops *Source: Vigamox/Besivance product labeling (not specifically indicated for this use, but are commonly prescribed for use). **Source: Prolensa/Bromday product labeling (not specifically indicated for this use, but are commonly prescribed for use). DEXYCU® MARKET OPPORTUNITY Wk 1 Wk 2 Wk 3 Wk 4 21 Drops Up to 100 Drops Over Four Weeks 14 Drops 70 Drops Physician Perspective Poor patient compliance with drops could lead to poor outcomes Patient call backs are time consuming and disruptive to physician office Patients/caregivers are frustrated and confused with regimen Steroid Control Inflammation Prevent Infection Reduce Pain/Edema Antibiotic NSAID 3–4/day 3–4/day 2/day 1/day 3/day* 1/day**

DEXYCU®

EYEPOINT
PHARMACEUTICALS

First and Only FDA-approved Single-dose, Sustained-release, Intracameral Steroid for the Treatment of Postoperative Inflammation Following Ocular Surgery

- Single dose (5µL) administered in the posterior chamber (behind the iris) at the end of surgery
- Encapsulated in bioerodible Verisome® technology for extended release of dexamethasone

Verisome® Technology



● Dexamethasone

Detectable up to 22 days after single injection[1]

DEXYCU® Kit


DEXYCU
1
2
3
4
5
6

DEXYCU® Placement



Suspension placed behind the iris

[1] Wong V. et al. Pharmacokinetic Study of 10090 in the Anterior Chamber of Rabbits (2013).
Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com.

CONFIDENTIAL & PROPRIETARY 10

DEXYCU DEMONSTRATION Please see video at company website: https://eyepointpharma.com/case-study-series/

Statistically Significant Inflammation Reduction Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com. DEXYCU® * *P≤0.05 vs. placebo Day 8 Primary endpoint Placebo (n=80) DEXYCU® (n=156) * * * 3x clearance vs. placebo at day 8 40 percentage point difference vs. placebo (97.5% CI) Patients with Anterior Chamber Cells (ACC) Clearing at Each Visit

% of patients IOP Elevation Versus Placebo Not Clinically Significant Data on file. Phase III Study 13-04. Post hoc analysis. DEXYCU® IOP Intervals on POD 1 IOP Intervals on POD 3 IOP Intervals on POD 8 IOP Intervals on POD 15 % of patients % of patients % of patients

Phase 3 Study – Safety Results Note: Refer to the full DEXYCU® product label at www.eyepointpharma.com. DEXYCU® Safety, n (%) Placebo N=80 517 mcg N=156 Any TEAE in Study Eye 51 (63.8) 72 (46.2) Any Ocular SAE in Study Eye 0 0 Any Non-ocular SAE 4 (5.0) 4 (2.6) Study Eye AEs Occurring in ³5% of at Least One Active Treatment Group Intraocular Pressure Increased 7 (8.8) 21 (13.5) Corneal Edema 8 (10.0) 12 (7.7) Eye Pain 7 (8.8) 4 (2.6) Anterior Chamber Inflammation 10 (12.5) 8 (5.1) Dry Eye 0 6 (3.8)

DEXYCU® SALES PROCESS Average Time (weeks) to Account Re-Order 1 Introduce Introduce DEYXCU and its clinical and safety data to target physician Educate Educate the ASC where physician operates about DEXYCU profile Sample Schedule a physician and staff DEXYCU trial and training Order ASC places first order and files DEXYCU reimbursement claim Re-Order Once reimbursement is confirmed, schedule additional patients for DEXYCU and provide ongoing ASC surgical support 2 3 4 5

3Q19 Compared to 2Q19 ASC: Ambulatory Surgical Center DEXYCU® LAUNCH PROGRESS UPDATE Repeat orders from ASCs Increase in customer orders Volume from repeat orders 207% 37% 74% September 2019 Represented the Highest Volume Month for Repeat Orders to Date

Month Over Month Growth Accelerating DEXYCU® CUMULATIVE ORDERS SINCE LAUNCH DEXYCU® month over month growth of cumulative orders averaged 62.5% in 3Q19

Market Potential Based on Account Penetration thru 12/31/19 ASC: Ambulatory Surgical Center Data based on internal estimates DEXYCU® DEXYCU Market Potential $2.0B DEXYCU ASCs in-serviced to date $170M ASCs Re-Ordering $105M ASCs Re-Ordering 3+ $95M Value of Current ASC Accounts with 3+ Orders Value of Current ASC Accounts Ordering Value of Trained Accounts Value of Target Accounts

YUTIQ® Market Patients in the U.S. with Chronic Non-infectious Posterior Segment Uveitis ~55K–120K ~30,000 new cases of blindness per year in the U.S. 3rd leading cause of blindness in the U.S. Uveitis is: Inflammation of the Uveal tract (iris, ciliary body, choroid), or adjacent structures (lens, retina, vitreous, optic nerve), Acute or Chronic, A precursor to severe vision loss or blindness Often lifelong

YUTIQ® YUTIQ® Is Designed to Deliver a Sustained Release of Fluocinolone for Patients with Chronic Noninfectious Posterior Uveitis for Up To 36 Months Durasert Technology Packaging YUTIQ Placement

Recurrence Rate at Six and Twelve Months vs Sham * Sham includes standard of care. Note: Refer to the full YUTIQ® product label at www.eyepointpharma.com YUTIQ® 4.4x 3.1x p < 0.01 p < 0.01 p < 0.01 p < 0.01 YUTIQ Patients more likely to be recurrence free 2.5x 1.8x YUTIQ Patients more likely to be recurrence free Study 1 (Recurrence Rate at 6 and 12 Months) Study 2 (Recurrence Rate at 6 and 12 Months)

Single Insert Reduced Probability of Uveitis Recurrence Through 36 Months Note: Sham patients include patients that received rescue therapy. YUTIQ® YUTIQ Median Time to First Recurrence: 1,051 Days 3 years ITT Population

Safety – Select Adverse Events 1 Includes macular edema and cystoid macular edema 2 Includes eye pain and procedural pain 3 Includes hypotony, intraocular pressure decreased and procedural hypotension Note: Refer to the full YUTIQ® product label at www.eyepointpharma.com YUTIQ® Safety, n (%) YUTIQ® n=226 Placebo n=94 Visual Acuity Reduced 33 (15%) 11 (12%) Macular Edema1 25 (11) 33 (35) Uveitis 22 (10) 33 (35) Conjunctival Hemorrhage 17 (8) 5 (5) Eye Pain2 17 (8) 12 (13) Hypotony of the Eye3 16 (7) 1 (1) Anterior Chamber Inflamm. 12 (5) 6 (6) Dry Eye 10 (4) 3 (3)

3Q19 compared to 2Q19 YUTIQ® LAUNCH PROGRESS UPDATE Repeat customers Increase of customer orders Continued Strong Reception of the YUTIQ® Product Profile from Uveitis Specialists Volume from repeat orders 17% 53% 85%

YUTIQ® CUMULATIVE ORDERS SINCE LAUNCH YUTIQ® month over month growth of cumulative orders averaged 22% in 3Q19

KEY ACCESS AGREEMENTS TO EXPAND PRODUCT REACH DEXYCU® and YUTIQ® added to the Federal Supply Schedule Access to U.S. veterans and other federal agencies Nine Million VA beneficiaries added Three-year agreement for DEXYCU® Vizient’s network includes more than 50% of the nation’s acute care providers, including 95% of the nation’s academic medical centers, and more than 20% of ambulatory care providers One of Largest Integrated Delivery Systems in the U.S. DEXYCU® available to its 8.5 million patients 2 year contract includes California, Washington, Georgia, Colorado and Mid-Atlantic states

AN EMERGING LEADER IN OPHTHALMOLOGY Transitioned into commercial growth company with the launches of YUTIQ® and DEXYCU® in Q1 2019 Veteran executive team with deep experience in commercial product launches and clinical development Strategic focus to become go-to partner for commercialization in ophthalmology Pipeline focused on innovative therapies improving standard of care in areas of unmet need, including wet AMD Focused on organic and inorganic product growth leveraging proprietary technologies and select product acquisition to build top-line revenue and expand pipeline Chronic non-infectious uveitis affecting the posterior segment of the eye Postoperative inflammation following ocular surgery